                             LETTER OF TRANSMITTAL

                           NORTH FORK CAPITAL TRUST I
                             OFFER TO EXCHANGE ITS
              8.70% EXCHANGE CAPITAL TRUST PASS-THROUGH SECURITIES
                        ("EXCHANGE CAPITAL SECURITIES")
           (LIQUIDATION AMOUNT $1,000 PER EXCHANGE CAPITAL SECURITY)
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
              8.70% ORIGINAL CAPITAL TRUST PASS-THROUGH SECURITIES
                        ("ORIGINAL CAPITAL SECURITIES")
           (LIQUIDATION AMOUNT $1,000 PER ORIGINAL CAPITAL SECURITY)
                UNCONDITIONALLY GUARANTEED, AS DESCRIBED HEREIN,

                                       BY

                        NORTH FORK BANCORPORATION, INC.
                  PURSUANT TO THE PROSPECTUS DATED MAY 2, 1997
         (AS THE SAME MAY BE AMENDED OR SUPPLEMENTED, THE "PROSPECTUS")

                 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL
           EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 3, 1997,
                OR ON SUCH LATER DATE OR TIME TO WHICH THE TRUST
             MAY EXTEND THE EXCHANGE OFFER (THE "EXPIRATION DATE").
                  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                  NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent For The Exchange Offer Is:
                             BANKERS TRUST COMPANY

             By Mail:               By Overnight Mail or Courier:                By Hand:
   BT Services Tennessee, Inc.       BT Services Tennessee, Inc.          Bankers Trust Company
       Reorganization Unit          Corporate Trust & Agency Group    Corporate Trust & Agency Group
         P.O. Box 292737                 Reorganization Unit         Attn: Reorganization Department
 Nashville, Tennessee 37229-2737       648 Grassmere Park Road          Receipt & Delivery Window
  Facsimile Transmission Number:      Nashville, Tennessee 37211     123 Washington Street, 1st Floor
          (615) 835-3701                Confirm by Telephone:            New York, New York 10006
                                            (615) 835-3572                     Information:
                                                                              (800) 735-7777

              DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS
             OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS
                LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER
                         OTHER THAN AS SET FORTH ABOVE
                     DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF
                           TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus. As used herein, the term "Holder" means a holder of Original Capital Securities, including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Trust Company ("DTC") whose name appears on a security position listing as the owner of the Original Capital Securities. As used herein, the term "Certificates" means physical certificates representing Original Capital Securities.

     To participate in the Exchange Offer (as defined below), Holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Original Capital Securities," or (b) forwarding Certificates herewith. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through the Automated Tender Offer Program ("ATOP") of DTC. A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Original Capital Securities into the Exchange Agent's account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer (a "book-entry confirmation"), including an agent's message ("Agent's Message") confirming that DTC has received an express acknowledgement from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that the Trust and the Corporation may enforce this Letter of Transmittal against such Holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the book-entry confirmation to the Exchange Agent.

     If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

     Holders of Original Capital Securities who cannot complete the procedures for delivery by book-entry transfer of such Original Capital Securities on a timely basis or who cannot deliver their Certificates for such Original Capital Securities and all other required documents to the Exchange Agent on or prior to the Expiration Date, must, in order to participate in the Exchange Offer, tender their Original Capital Securities according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Original Capital Securities."

     THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     NOTE: SIGNATURES MUST BE PROVIDED BELOW.

     PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     ALL TENDERING HOLDERS COMPLETE THIS BOX:
--------------------------------------------------------------------------------
                   DESCRIPTION OF ORIGINAL CAPITAL SECURITIES

------------------------------------------------------------------------------------------------------------------
          IF BLANK, PLEASE PRINT NAME AND                         ORIGINAL CAPITAL SECURITIES TENDERED
           ADDRESS OF REGISTERED HOLDER.                         (ATTACH ADDITIONAL LIST IF NECESSARY)
 ------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT
                                                                          AGGREGATE PRINCIPAL   OF ORIGINAL CAPITAL
                                                        CERTIFICATE        AMOUNT OF ORIGINAL   SECURITIES TENDERED
                                                         NUMBER(S)*        CAPITAL SECURITIES   (IF LESS THAN ALL)**
                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------
                                                   TOTAL AMOUNT TENDERED
 ------------------------------------------------------------------------------------------------------------------

  * Need not be completed by book-entry holders.

 ** Original Capital Securities may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Original Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. All Original Capital Securities held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.
================================================================================

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED ORIGINAL CAPITAL SECURITIES ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution
  ------------------------------------------------------------------------------

  DTC Account Number
  ------------------------------------------------------------------------------

  Transaction Code Number
  ------------------------------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED ORIGINAL CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

  Name of Registered Holder(s)
     ---------------------------------------------------------------------------

  Window Ticket Number (if any)
      --------------------------------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery
                           -----------------------------------------------------

  Name of Institution which Guaranteed Delivery
                      ----------------------------------------------------------

  If Guaranteed Delivery is to be made By Book-Entry Transfer:

  Name of Tendering Institution
    ----------------------------------------------------------------------------

  DTC Account Number
--------------------------------------------------------------------------------

  Transaction Code Number
--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL CAPITAL
    SECURITIES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:
--------------------------------------------------------------------------------

  Address:
--------------------------------------------------------------------------------

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to North Fork Capital Trust I, a trust formed under the laws of the State of Delaware (the "Trust") and North Fork Bancorporation, Inc., a Delaware corporation (the "Corporation"), the above described aggregate Liquidation Amount of the Trust's Original Capital Securities in exchange for a like aggregate Liquidation Amount of the Trust's Exchange Capital Securities which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Original Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Original Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Corporation and the Trust in connection with the Exchange Offer) with respect to the tendered Original Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Capital Securities to the Corporation or the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Capital Securities to be issued in exchange for such Original Capital Securities, (ii) present Certificates for such Original Capital Securities for transfer, and to transfer the Original Capital Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Original Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered Holder(s) of the Original Capital Securities tendered hereby should be printed in the box entitled "Description of Original Capital Securities" above, if they are not already set forth in such box, as they appear on the Certificates representing such Original Capital Securities or on the records of DTC, as the case may be. The Certificate number(s) of any such Certificates and the principal amount of such Original Capital Securities should be specified in such box as indicated therein.

     The undersigned understands that tenders of Original Capital Securities pursuant to any one of the procedures described in "The Exchange
Offer -- Procedures for Tendering Original Capital Securities" in the Prospectus and in the instructions attached hereto will, upon the Corporation's and the Trust's acceptance for exchange of such tendered Original Capital Securities, constitute a binding agreement between the undersigned, the Corporation and the Trust upon the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Corporation and the Trust may not be required to accept for exchange any of the Original Capital Securities tendered hereby.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Capital Securities be issued in the name(s) of the undersigned or credited to the account at DTC indicated above in the case of a book-entry transfer of Original Capital Securities.

     If any Original Capital Securities are submitted for more Original Capital Securities than are tendered or accepted for exchange, then, without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer, such non-exchanged or non-tendered Original Capital Securities will, if evidenced by Certificates, be returned, or will, if evidenced by book-entry, be credited to the account at DTC indicated above. If applicable, substitute Certificates representing non-exchanged Original Capital Securities will be issued to the undersigned or non-exchanged Original Capital Securities will be credited to the account at DTC indicated above in the case of a book-entry transfer of Original Capital Securities.

     Unless otherwise indicated under "Special Delivery Instructions," certificates for Original Capital Securities and for Exchange Capital Securities will be delivered to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING ORIGINAL CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES
ACT) OF THE CORPORATION OR THE TRUST, (II) ANY EXCHANGE CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF EXCHANGE CAPITAL SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND
(IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE CAPITAL SECURITIES. BY TENDERING ORIGINAL CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF ORIGINAL CAPITAL SECURITIES THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH ORIGINAL CAPITAL SECURITIES ARE HELD BY SUCH BROKER-DEALER ONLY AS A NOMINEE, OR (B) SUCH ORIGINAL CAPITAL SECURITIES WERE ACQUIRED BY IT FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE CAPITAL SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING THE PROSPECTUS, IT WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     THE CORPORATION AND THE TRUST HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION AGREEMENT, THE PROSPECTUS MAY BE USED IN CONNECTION WITH RESALES OF EXCHANGE CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR ORIGINAL CAPITAL SECURITIES BY A BROKER-DEALER WHO ACQUIRED ORIGINAL CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE CAPITAL SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH ORIGINAL CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL OR BY TENDERING THROUGH BOOK-ENTRY TRANSFER IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE CORPORATION OR THE TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE CAPITAL SECURITIES PURSUANT TO THE PROSPECTUS UNTIL (1) THE CORPORATION AND THE TRUST HAVE AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR (2) THE CORPORATION OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE. IF THE CORPORATION OR THE TRUST GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE CAPITAL SECURITIES, THEY SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE CAPITAL SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE ON WHICH (1) PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE CAPITAL SECURITIES OR (2) THE CORPORATION OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

     AS A RESULT, A PARTICIPATING BROKER-DEALER WHO INTENDS TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF EXCHANGE CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR ORIGINAL CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER MUST NOTIFY THE CORPORATION AND THE TRUST, OR CAUSE THE CORPORATION AND THE TRUST TO BE NOTIFIED, ON OR PRIOR TO THE EXPIRATION DATE, THAT IT IS A PARTICIPATING BROKER-DEALER. SUCH NOTICE MAY BE GIVEN IN THE SPACE PROVIDED ABOVE OR MAY BE DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH IN THE PROSPECTUS UNDER "THE EXCHANGE OFFER -- EXCHANGE AGENT."

     Holders whose Original Capital Securities are accepted for exchange will not receive Distributions on such Original Capital Securities and the undersigned hereby waives the right to receive any Distributions on such Original Capital Securities accumulated from and including December 31, 1996. Accordingly, holders of Exchange Capital Securities (as of the record date) for the payment of Distributions on June 15, 1997 will be entitled to Distributions accumulated from and including December 31, 1996.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Corporation or the Trust to be necessary or desirable to complete the sale, assignment and transfer of the Original Capital Securities tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL CAPITAL SECURITIES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL CAPITAL SECURITIES AS SET FORTH IN SUCH BOX.

                              HOLDER(S) SIGN HERE
                     (SEE ATTACHED INSTRUCTIONS 2, 5 AND 6)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON THE LAST PAGE)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the Original Capital Securities hereby tendered or on the records of DTC, as the case may be, or by any person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trust to comply with the restrictions on transfer applicable to the Original Capital Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, set forth the signatory's full title. See Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Date                            , 1997
     ---------------------------

Name(s)
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
               -----------------------------------------------------------------

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number (   )
                               ------------------------------------------------

Tax Identification or Social Security Number
                                             -----------------------------------

                           GUARANTEE OF SIGNATURE(S)
                      (SEE ATTACHED INSTRUCTIONS 2 AND 5)

Authorized Signature
                     -----------------------------------------------------------

Date                           , 1997
    ---------------------------

Name of Firm
             -------------------------------------------------------------------

Capacity (full title)
                      ----------------------------------------------------------
                                 (PLEASE PRINT)

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number (   )
                                ------------------------------------------------

          ------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

        To be completed ONLY if Exchange Capital Securities or non-tendered or non-exchanged Original Capital Securities are to be issued in the name of someone other than the registered Holder(s) of the Original Capital Securities whose name(s) appear(s) above.

   Issue:
     [ ] Non-tendered or non-exchanged Original Capital Securities to:

     [ ] Exchange Capital Securities to:

   Name(s)
   -------------------------------------------------

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
   Area Code and
   Telephone Number
   --------------------------------------

          ------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                           SOCIAL SECURITY NUMBER(S))

          ============================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

        To be completed ONLY if Certificates for Exchange Capital Securities or non-tendered or non-exchanged Original Capital Securities are to be sent to someone other than the registered Holder(s) of the Original Capital Securities whose name(s) appear(s) above, or such registered Holder(s) at an address other than that shown above.

   Mail:
     [ ] Non-tendered or non-exchanged Original Capital Securities to:

     [ ] Exchange Capital Securities to:

   Name(s)
   -------------------------------------------------

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
   Area Code and
   Telephone Number
   --------------------------------------

          ------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                           SOCIAL SECURITY NUMBER(S))

          ------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. BOOK-ENTRY TRANSFER; DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. To tender in the Exchange Offer, Holders must tender by (a) forwarding Certificates herewith or (b) book-entry transfer pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Original Capital Securities" in the Prospectus. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through DTC's ATOP system. A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Original Capital Securities into the Exchange Agent's account at DTC and then send to the Exchange Agent a book-entry confirmation, including an Agent's Message confirming that DTC has received an express acknowledgement from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that the Trust and the Corporation may enforce this Letter of Transmittal against such Holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedure does not constitute delivery of the book-entry confirmation to the Exchange Agent.

     If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

     Original Capital Securities may be tendered in whole or in part in the principal amount of $100,000 (100 Original Capital Securities) and integral multiples of $1,000 in excess thereof, provided that, if any Original Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 (100 Original Capital Securities) or any integral multiple of $1,000 in excess thereof.

     Holders who wish to tender their Original Capital Securities and (i) whose Original Capital Securities are not immediately available or (ii) who cannot deliver their Original Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below);
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) (a) a book-entry confirmation or (b) the certificates representing all tendered Original Capital Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be, in any case, received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under "The Exchange Offer -- Guaranteed Delivery".

     A Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Original Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT

THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Neither the Corporation nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering Holder, by book-entry transfer through ATOP or execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

        (i) this Letter of Transmittal is signed by the registered Holder(s) of Original Capital Securities tendered herewith, unless such Holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

       (ii) such Original Capital Securities are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Original Capital Securities" is inadequate, the Certificate number(s) and/or the principal amount of Original Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Original Capital Securities will be accepted only in the principal amount of $100,000 (100 Original Capital Securities) and integral multiples of $1,000 in excess thereof, provided that if any Original Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 (100 Original Capital Securities) or any integral multiple of $1,000 in excess thereof. If less than all the Original Capital Securities are to be tendered, fill in the principal amount of Original Capital Securities that are to be tendered in the box entitled "Principal Amount of Original Capital Securities Tendered." If applicable, new Certificate(s) for the Original Capital Securities that were not tendered will be sent to the address designated herein by such Holder promptly after the Expiration Date. All Original Capital Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Original Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to such date, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to such date. Any such notice of withdrawal must specify the name of the person who tendered the Original Capital Securities to be withdrawn, the aggregate principal amount of Original Capital Securities to be withdrawn, and, if any Certificates for Original Capital Securities have been tendered, the name of the registered Holder of the Original Capital Securities as set forth on any such Certificates, if different from that of the person who tendered such Original Capital Securities. If Certificates for the Original Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates, the tendering Holder must submit the serial numbers shown on the particular Certificates to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Capital Securities tendered for the account of an Eligible Institution. If Original Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Original Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Capital Securities. Withdrawals of tenders of Original Capital Securities may not be rescinded. Original Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described herein.

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Trust, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Corporation, the Trust, any affiliates or assigns of the Corporation or the Trust, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Capital Securities which have been tendered but which are withdrawn will be returned to the Holder thereof promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Original Capital Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) for such Original Capital Securities, without alteration, enlargement or any change whatsoever, or as recorded in DTC's book-entry transfer facility system, as the case may be.

     If any Certificates tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Original Capital Securities are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates. If any tendered Original Capital Securities are registered in different names in several book-entry accounts, proper procedures for book-entry transfer must be followed for each account.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Corporation and the Trust, in their sole discretion, of each such person's authority so to act.

     When this Letter of Transmittal is signed by the registered Holder(s) of the Original Capital Securities listed and transmitted hereby, or book-entry transfer is effectuated by such Holder(s), no endorsement(s) of Certificate(s) or separate bond power(s) are required except if Exchange Capital Securities are to be issued in the name of a person other than the registered Holder(s). If such exception applies, signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Original Capital Securities listed, the Certificate(s) must be endorsed or accompanied by appropriate bond powers, signed exactly as the name(s) of the registered Holder(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Corporation or the Trust may require in accordance with the restrictions on transfer applicable to the Original Capital Securities. In such event, signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Original Capital Securities not exchanged will be returned, if evidenced by Certificates, by mail or, if tendered by book-entry transfer, by crediting the account at DTC indicated above in Instruction 4.

     7. IRREGULARITIES. The Corporation and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Capital Securities, which determination shall be final and binding on all parties. The Corporation and the Trust reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for which, may in the view of counsel to the Corporation and the Trust be unlawful. The Corporation and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the

Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Original Capital Securities of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Corporation's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Corporation, the Trust, any affiliates or assigns of the Corporation, the Trust, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front cover of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a Holder whose tendered Original Capital Securities are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty. In addition, payments to such Holders or other payees with respect to Original Capital Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Capital Securities. If the Original Capital Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. WAIVER OF CONDITIONS. The Corporation and the Trust reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Capital Securities for exchange.

     Neither the Corporation, the Trust, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Capital Securities nor shall any of them incur any liability for failure to give any such notice.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Original Capital Securities have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     13. SECURITY TRANSFER TAXES. Holders who tender their Original Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Original Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

      IMPORTANT: BOOK-ENTRY CONFIRMATION OR THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED
           BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS

                              (SEE INSTRUCTION 9)

                      PAYOR'S NAME: BANKERS TRUST COMPANY

===================================================================================================================
-------------------------------------------------------------------------------------------------------------------
          SUBSTITUTE            PART 1 -- PLEASE PROVIDE YOUR TIN IN THE    TIN:
           FORM W-9             BOX AT RIGHT AND CERTIFY BY SIGNING AND     -----------------------------------
                                DATING BELOW:                               Social Security Number
                                                                            or Employer Identification Number
                               ------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY    PART 2 -- TIN Applied For [ ]
   INTERNAL REVENUE SERVICE
                               ------------------------------------------------------------------------------------

                                CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                                (1) The number shown on this form is my correct taxpayer identification number (or
                                I am waiting for a number to be issued to me).
                                (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service
                                    ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and
                                (3) any other information provided on this form is true and correct.
                                Signature   Date: ________________
      PAYER'S REQUEST FOR
    TAXPAYER IDENTIFICATION
        NUMBER ("TIN")
       AND CERTIFICATION
-------------------------------------------------------------------------------------------------------------------

You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
      RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                          PART 2 OF THE SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Capital Securities shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

 ==============================================================
              Signature(s)                                Date
--------------------------------------------------------------------------------